JOHNSTON INDUSTRIES, INC. AND SUBSIDIARIES

EXHIBIT 10.31

AMENDMENT # 7 DATED APRIL 1, 1999 TO BANK CREDIT AGREEMENT

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                                 AMENDMENT NO. 7
                                       TO
                                CREDIT AGREEMENT


                  AMENDMENT NO. 7, dated as of April 1, 1999, among Johnston Industries, Inc., a Delaware corporation ("Johnston"), Johnston Industries Alabama, Inc., an Alabama corporation formerly known as Opp and Micolas Mills, Inc. ("Johnston Alabama"), J.I. Georgia, Inc., a Georgia corporation formerly known as T.J. Beall Company ("JIG"), and Johnston Industries Composite Reinforcements, Inc., an Alabama corporation ("JICR", and collectively with Johnston, Johnston Alabama and JIG, the "Borrowers" and each individually, a "Borrower"), NationsBank, N.A., as Syndication Agent, The Chase Manhattan Bank, the successor by merger to The Chase Manhattan Bank, N.A., as Agent for the lenders party hereto ("Lenders") and as Collateral Monitoring Agent ("Agent"), and the Lenders, to the Credit Agreement, dated as of March 28, 1996, among Johnston, Wellington Sears Company, Southern Phenix Textiles, Inc., Opp and Micolas Mills, Inc., T.J. Beall Company and JICR, the banks named therein, The Chase Manhattan Bank, N.A., as Administrative Agent, Chase Securities, Inc., as Arranger, and NationsBank, N.A., as Syndication Agent, as amended by Amendment No. 1 dated as of June 28, 1996, Amendment No. 2 dated as of February 28, 1997, Amendment No. 3 dated as of December 18, 1997, Amendment No. 4 dated as of March 30, 1998, Amendment No. 5 dated as of July 10, 1998, and Amendment No. 6 dated as of December 22, 1998 (collectively, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, a credit facility is available to the Borrowers on the terms and conditions set forth therein; and

                  WHEREAS, the Borrowers have requested, and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to (i) amend certain provisions of the Credit Agreement and (ii) modify certain of the Borrowers' covenants set forth in the Credit Agreement, and the Borrowers further wish to confirm and reaffirm their joint and several obligations under the Credit Agreement as amended hereby.

                  NOW, THEREFORE, each Lender, the Agent, the Syndication Agent and each Borrower, on a joint and several basis, hereby agree as follows:

         1. Amendment to Section 1.01 - Certain Defined Terms. Section 1.01 of the Credit Agreement is amended hereby as follows:

                  (a) The definition of "Applicable Margin" is hereby amended
(i) by deleting the table contained therein in its entirety and substituting the following in lieu thereof:




                                                Revolver                          Term Loan A
                                                --------                          -----------
   Debt Ratio                              LIBOR         Base Rate           LIBOR             Base Rate
   ----------                              -----         ---------           -----             ---------
Less than or equal to 2.00:1             200.00 bp        75.00 bp         250.00 bp          100.00 bp

Greater than 2.00:1 but                  225.00 bp        75.00 bp         275.00 bp          100.00 bp
less than or equal to 2.75:1

Greater than 2.75:1 but                  250.00 bp       100.00 bp         300.00 bp          125.00 bp
less than or equal to 3.50:1

Greater than 3.50:1 but                  300.00 bp       150.00 bp         350.00 bp          175.00 bp
less than or equal to 4.25:1

Greater than 4.25:1                      350.00 bp       200.00 bp         400.00 bp          225.00 bp


and (ii) by deleting clause [2] thereof in its entirety and substituting the following in lieu thereof:

         "[2] with respect to Term Loan B: (a) if such Loan is a Eurodollar Loan, four hundred fifty (450) basis points (4.50%), and (b) if such Loan is a Base Rate Loan, two hundred seventy-five (275) basis points (2.75%)."

         The Borrowers agree that the foregoing rate increases shall become effective on April 4, 1999 and that all outstanding Debt of the Borrowers under the Credit Agreement and the Notes shall be subject to the repricing set forth herein on April 4, 1999, notwithstanding anything to the contrary contained in the Credit Agreement.

                  (b) The definition of "Fixed Charge Coverage Ratio" is hereby amended by adding "(which, for purposes hereof, shall include only expenditures actually made)" immediately following "Consolidated Capital Expenditures" in clause (a)(ii) thereof.

                  (c) The following defined terms are hereby added to Section
1.01 of the Credit Agreement:

                  "Milliken Proceeds" shall mean all monies paid or payable to any of the Borrowers resulting from or arising out of the action originally brought by Johnston and Johnston Alabama against Milliken & Company, Inc., R.A. Taylor & Associates, Inc., Global Intellectual Network, Inc., Justin D. Waldrop, JDW Consulting and Rodney A. Taylor, et al., in the Circuit Court for Russell County, Alabama, whether obtained by enforcement of a judgment or paid in settlement thereof or otherwise, net of legal fees and expenses and after taking into account all incremental taxes payable by or assessed against any of the Borrowers in connection with any such judgment or settlement."

                  "Term Loan A Commitment Percentage" has the meaning assigned to that term in SECTION 2.06(a)."

                  "Term Loan B Commitment Percentage" has the meaning assigned to that term in SECTION 2.06(a)."

         2. Amendment to Section 2.06 - Prepayments. Section 2.06(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following in lieu thereof:

                  "Each application of such prepayment to the principal installments of the Term Loans shall be made to Term Loans A and to Term Loans B on a pro rata basis in accordance with the Term Loan A Commitment Percentage and the Term Loan B Commitment Percentage and, once so applied, shall be applied pro rata to the principal installments of Term Loans A and Term Loans B in inverse order of their maturities, and in accordance with the Banks' respective Term Loan A Commitment or Term Loan B Commitment, as the case may be. For purposes hereof, "Term Loan A Commitment Percentage" and "Term Loan B Commitment Percentage" shall mean a percentage, the numerator of which is an amount equal to the aggregate of all Term Loan A Commitments or Term Loan B Commitments, as the case may be, and the denominator of which is an amount equal to the aggregate amount of all Term Loan A Commitments and Term Loan B Commitments."

         3. Amendment to Section 2.07 - Mandatory Prepayment. Section 2.07 of the Credit Agreement is hereby amended by (i) inserting a new paragraph (d) as follows:

                  "(d) Any Milliken Proceeds received by the Borrowers shall be applied to discharge the Loans as follows:

                           (1) First, to the principal installments of the Term Loans in inverse order of maturities until the Term Loans shall have been paid in full; and

                           (2) Second, to the Revolving Credit Loans until the Revolving Credit Loans have been paid in full."

and (ii) by deleting the original paragraph (d) thereof in its entirety and substituting the following in lieu thereof:

                  "(e) The Borrowers shall make all mandatory prepayments due hereunder to the Agent, for the account of the Banks, in amount(s) due within five (5) days after the occurrence of an event triggering the mandatory prepayment hereunder. Each application of such mandatory prepayment to the principal installments of the Term Loans as set forth in clauses (a), (b) and (d) hereof shall be made to Term Loans A and to Term Loans B on a pro rata basis in accordance with the Term Loan A Commitment Percentage and the Term Loan B Commitment Percentage and, once so applied, shall be applied pro rata to the principal installments of Term Loans A and Term Loans B in inverse order of their maturities, and in accordance with the Banks' respective Term Loan A Commitment or Term Loan B Commitment, as the case may be."

         4. Amendment to Section 7.03 - Financial Covenants. Section 7.03 of the Credit Agreement is hereby amended by deleting the paragraphs referred to below in their entirety and to substituting the following in lieu thereof:

                  "(b) Capital Expenditures. Permit Consolidated Capital Expenditures to exceed (i) $18,600,000 for the fiscal year ending January 1, 2000, provided that (A) Consolidated Capital Expenditures consisting of direct cash purchases or related disbursements during such fiscal year shall not exceed $11,500,000 in the aggregate, and (B) the computation of Consolidated Capital Expenditures for and/or incurred with respect to Operating Leases during such fiscal year shall include the notional value of equipment leased pursuant to such Operating Leases during such fiscal year; and (ii) $20,000,000 for the fiscal year ending December 31, 2000, of which no more than $5,500,000 may be committed for expenditure but not expended during the period from January 2, 2000 through April 1, 2000."

                  "(c) Consolidated Funded Debt. Incur or permit Consolidated Funded Debt to exceed (i) $139,000,000 at any time through July 3, 1999, (ii) $137,000,000 at any time from July 4, 1999 through


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

         October 2, 1999, (iii) $133,000,000 at any time from October 3, 1999 through January 1, 2000 and (iv) $129,000,000 at any time from and after January 2, 2000."

                  "(d) Consolidated Tangible Net Worth. Permit its Consolidated Tangible Net Worth, at any time, to be less than the amount set forth below:

                  Period:                                                       Amount:
                  ------                                                        ------
                  1/3/99      -   4/3/99                                           $34,900,000
                  4/4/99      -   7/3/99                                           $34,000,000
                  7/4/99      -   10/2/99                                          $33,400,000
                  10/3/99     -   1/1/00                                           $34,100,000
                  1/2/00 and at all times thereafter                               $70,000,000"


                  "(e) Leverage Ratio. Permit the Leverage Ratio, as determined at the end of each fiscal quarter, to be greater than the ratio set forth opposite the following periods:

                  Period:                                                       Ratio:
                  ------                                                        -----
                  1/3/99      -   4/3/99                                           3.95:1.00
                  4/4/99      -   7/3/99                                           3.96:1.00
                  7/4/99      -   10/2/99                                          3.85:1.00
                  10/3/99     -   1/1/00                                           3.65:1.00
                  1/2/00 and at all times thereafter                               2.00:1.00"

                  "(g) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as determined at the end of each fiscal quarter, to be less than the ratio set forth opposite the following periods:

                  Period:                                                       Ratio:
                  ------                                                        -----
                  1/3/99      -   4/3/99                                           0.70:1.00
                  4/4/99      -   7/3/99                                           0.65:1.00
                  7/4/99      -   10/2/99                                          0.63:1.00
                  10/3/99     -   1/1/00                                           0.58:1.00
                  1/2/00 and at all times thereafter                               3.00:1.00"

                  "(h) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as determined at the end of each fiscal quarter, to be less than the ratio set forth opposite the following periods:

                  Period:                                                       Ratio:
                  ------                                                        -----
                  1/3/99      -   4/3/99                                           1.42:1.00
                  4/4/99      -   7/3/99                                           1.20:1.00
                  7/4/99      -   10/2/99                                          0.90:1.00
                  10/3/99     -   1/1/00                                           0.75:1.00
                  1/2/00 and at all times thereafter                               1.50:1.00"

                  "(i) Debt Ratio. Permit the Debt Ratio, as determined at the end of each fiscal quarter, to be greater than the ratio set forth opposite the following periods:

                  Period:                                                       Ratio:
                  ------                                                        -----
                  1/3/99      -   4/3/99                                           4.55:1.00
                  4/4/99      -   7/3/99                                           4.65:1.00
                  7/4/99      -   10/2/99                                          4.70:1.00
                  10/3/99     -   1/1/00                                           4.60:1.00
                  1/2/00 and at all times thereafter                               3.00:1.00"




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




         2. Representations, Warranties and Covenants of the Borrowers. Each Borrower hereby represents and warrants to each Lender that on and as of the date hereof (i) the representations and warranties of the Borrowers contained in the Credit Agreement and any other Loan Document delivered in connection therewith to which it is a party are true and correct and apply to the Borrowers hereto with the same force and effect as though made on and as of the date hereof, (ii) the Borrowers are in compliance with all covenants contained in the Credit Agreement (as amended hereby), and (iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement (as amended hereby) or any other Loan Document delivered in connection therewith to which it is a party, after giving effect to this Amendment. To the extent any claim or off-set may exist as of the date hereof, each Borrower, on behalf of itself and its successors and assigns, hereby forever and irrevocably (a) releases each Lender, the Agent and the Syndication Agent and their respective officers, representatives, agents, attorneys, employees, successors and assigns (collectively, the "Released Parties"), from any and all claims, demands, damages, suits, cross-complaints and causes of action of any kind and nature whatsoever, whether known or unknown and wherever and howsoever arising, and (b) waives any right of off-set such Borrower may have against any of the Released Parties.

         3. Amendment Fee. Borrowers agree to pay to the Agent, for the benefit of each Lender that executes and delivers this Amendment, a fee equal to 1/4 of 1% of the Revolving Credit Commitment plus 1/4 of 1% of the Term Loan A Commitment and the Term Loan B Commitment respectively outstanding as of the date hereof ("Amendment Fee"), together with the costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Agent for the preparation, negotiation and delivery of this Amendment, in consideration for the Lenders' agreement to enter into this Amendment, which shall be due and payable upon the execution of this Amendment, and which Amendment Fee shall be deemed earned when paid.

         4. Payment of Fees. The Amendment Fee shall be paid to the Agent, for the account of each Lender that executes and delivers this Agreement pro rata in accordance with its respective percentage share of the Commitment outstanding at the time of payment.

         5. Conditions Precedent to Amendment No. 7. The obligation of the Lenders and the Agent to enter into this Amendment shall be subject to the Agent having received from the Borrowers, prior to or simultaneously with the execution and delivery of this Amendment, the following:

                  (a) Amendment No. 2 to the Amended and Restated Security Agreement executed by the Borrowers in the form of Exhibit A hereto, providing for the inclusion of the Milliken Proceeds as Collateral.

                  (b) UCC-3 financing statements amending the UCC-1 financing statements filed in connection with the Amended and Restated Security Agreement to reflect the inclusion of the Milliken Proceeds as Collateral.

         6. Credit Agreement in Full Force and Effect. Except as expressly modified hereby, the Credit Agreement shall remain unchanged and in full force and effect as executed and each Borrower hereby confirms and reaffirms all of the terms and conditions of the Credit Agreement.

         7. Entire Understanding. The Credit Agreement and this Amendment contain the entire understanding of and supersede all prior agreements, written and verbal, among the Lenders, the Administrative Agent, the Syndication Agent and the Borrowers with respect to the subject matter hereof and shall not be modified except in writing executed by the parties hereto.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of laws principles.

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

         9. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument.




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




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWERS:

JOHNSTON INDUSTRIES, INC.                         JOHNSTON INDUSTRIES
                                                  ALABAMA, INC.

By:                                               By:
   -----------------------------                     -----------------------
     Name:                                                 Name:
     Title:                                                    Title:


J.I. GEORGIA, INC.                                JOHNSTON INDUSTRIES COMPOSITE
                                                       REINFORCEMENTS, INC.

By:                                               By:
   -----------------------------                     -----------------------
     Name:                                                 Name:
     Title:                                                    Title:

THE AGENT:

THE CHASE MANHATTAN BANK

By:
   -----------------------------
     Name:
     Title:


THE SYNDICATION AGENT:

NATIONSBANK, N.A.


By:
   -----------------------------
     Name:
     Title:

THE LENDERS:

THE CHASE MANHATTAN BANK                             BANK OF AMERICA
                                                     (F/K/A NATIONSBANK, N.A.)


By:                                                  By:
   -----------------------------                        -----------------------
     Name:                                                    Name:
     Title:                                                       Title:

REGIONS BANK                                         COMERICA BANK


By:                                                  By:
   -----------------------------                        -----------------------
     Name:                                                    Name:
     Title:                                                       Title:


VAN KAMPEN PRIME RATE                                THE SUMITOMO BANK, LIMITED
 INCOME TRUST


By:                                                  By:
   -----------------------------                        -----------------------
     Name:                                                    Name:
     Title:                                                       Title:


By:                                                  By:
   -----------------------------                        -----------------------
     Name:                                                    Name:
     Title:                                                       Title:

MERRILL LYNCH, PEARCE,                               DK ACQUISITION PARTNERS,
  FENNER & SMITH INCORPORATED                        L.P.


By:                                                  By:
   -----------------------------                        -----------------------
     Name:                                                    Name:
     Title:                                                       Title:

FIRST UNION N.B.
(F/K/A CORESTATES BANK, N.A.)

By:
   -----------------------------
     Name:
     Title: